Exhibit 99.1

The Right Board to Protect Shareholder Interests November 2019 NASDAQ:WHLR www.whlr.us

SAFE HARBOR

This presentation may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company's expectations discussed in the forward-looking statements. The Company's expected results may not be achieved, and actual results may differ materially from expectations. Specifically, the Company's statements regarding: (i) its ability to implement a strategic long-term plan; (ii) its ability to reduce operating costs, including general and administrative expenses; (iii) its ability to decrease debt through asset dispositions; (iv) its ability to improve its balance sheet and cash flows; (v) its ability to stabilize and produce consistent and reliable cash flows; (vi) its ability to reduce debt and extend debt maturities; (vii) its ability to manage operating costs and G&A; (viii) its ability to increase the occupancy of its portfolio and reinvest in its portfolio; (ix) its ability to reinstate a common stock dividend; and (x) its ability to retire the Series D Preferred Stock are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this presentation.
Additional factors are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Important Additional Information
The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with matters to be considered at the Company's 2019 Annual Meeting of Stockholders (the "2019 Annual Meeting"). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company's directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2019 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. These documents are also available at no charge in the "SEC Filings" or "Proxy Materials" sections of the Company's website at www.whlr.us.

www.whlr.us

All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated.

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WHLR CORPORATE OVERVIEW ▪ Internally managed REIT ▪ Primarily grocery - anchored shopping centers with strong demographics ▪ Portfolio acquired at a discount to replacement cost ▪ Concentrated in Southeast and Mid - Atlantic Markets ▪ 68 properties with 786 tenants ▪ $48.3 million annualized base rent ▪ Refreshed C - suite and Board focused on maximizing shareholder value ▪ Proven operators with decades of REIT and retail experience ▪ Industry experience in owning, operating and leasing retail properties ▪ 30% general & administrative expense reduction ▪ $30 million debt reduction ▪ Laddered maturities to reduce risk 5.6 Million square feet of Gross Leasable Area Necessity - Based Real Estate Industry Experts with Diversified Board Fiscal Accomplishments All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 3 www.whlr.us

WHLR IS EXECUTING ON ITS STRATEGY

Faced with Significant Headwinds Under Former Leadership

The current leadership team has worked diligently to reduce expenses, pay down debt and improve the quality of WHLR's income-producing real estate portfolio.

DESCRIPTION	Former WHLR Leadership (Jan 2018)	Current WHLR Leadership (Sep 2019)	Progress
Leverage	>60%	Reduce to <50%	
Revere & Bulldog	$8.2 Million Overhang	Paid Off	
KeyBank Credit Facility	$68 Million Overhang	Expected Pay Off June 2020	
G&A Expenses	~ $2.5 Million per Quarter	30% Reduction	
Dividends	Unsustainable	Ultimate Goal to Reinstate	
Portfolio Quality	Unrealized Potential	Reinvest $13m Restricted Cash	

www.whlr.us

All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated.

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WHLR IS EXECUTING ON ITS STRATEGY All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 5 www.whlr.us Reduce debt and de - lever balance sheet Eliminate non - property level debt from our balance sheet, primarily through non - core asset sales, while preserving cash flows Reinvest restricted cash to upgrade properties As of 9/30/19, we have $13 million of restricted cash available for property - level investment to increase portfolio occupancy Increase portfolio occupancy Targeting 93 - 95% occupancy Continue to manage operating costs Keep G&A expenses in - line with peers despite costs associated with litigation, successive proxy contests with Stilwell Group, and fees associated with ongoing strategic alternatives process Continue to deliver consistent cash flows Prioritize diversified tenant base secured under longer - term leases with higher - quality tenants Maintain strong, recently refreshed Board and Management team New leadership and refreshed Board with proven real estate operating experience creates further opportunities WHLR’s Strategy

WHLR'S STRATEGIC PLAN IS PRODUCING RESULTS

Reducing Debt by $30 Million

- Successfully reduced our debt by $30 million.
- A measured and prudent approach toward our goals while preserving cash flows from our stabilized real estate portfolio.
- Eliminated non-property level debt from our balance sheet with non-core asset sales.



Successfully Reducing Debt
($ Millions)
$387.0
$378.0
$369.0
$360.0
$351.0
$342.0
$333.0
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Reducing G&A Expenses by 30%

- Reduced total G&A five of the last eight quarters, representing a 30% reduction from the first three quarters of 2018.
- Current G&A expenses include litigation costs related to the termination of our former CEO, the cost of the contested proxy battles initiated by the Stilwell Group and the fees associated with the ongoing strategic alternatives process.
- Even inclusive of these of these costs, WHLR's G&A expenses, as a percent of its net operating income, are in line with its peers.



Successfully Reducing Corporate G&A
($ Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

www.whlr.us

All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated.

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WHLR’S STRATEGIC PLAN IS PRODUCING RESULTS All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 7 www.whlr.us Continuing to Sell Non - Core Assets Delivering Consistent Cash Flows Refreshing Leadership and Board Strengthening WHLR for the Long - Term • Our stabilized real estate portfolio produces consistent and reliable cash flows, which are supported by a diversified tenant base secured under longer term leases. • Even during the Southeastern Grocers bankruptcy, the Company proactively replaced associated leases with higher quality tenants and created more diversity across the portfolio – all with the goal of ensuring our portfolio’s stability. • Since February of 2018, we have: • Listed six income producing properties for sale; • Sold five non - core assets; • One remaining asset sale under contract; and • Sold two undeveloped, non - income producing land parcels. • We expect to continue to selectively sell assets when it is strategically beneficial to the Company. • 4 of 8 director nominees are new or will have joined the Board since 2018. • Diversified our Board in response to shareholder feedback. • 7 of 8 nominees are independent. • New nominees have decades of experience in commercial real estate, capital markets, law, and investment management. • Our CEO, CFO, and COO were all appointed to their roles in 2018 following a leadership transition. • Actively managing a cash flow producing real estate portfolio with a diversified tenant base. • Reducing debt and extending debt maturities. • Continuing to manage operating costs and G&A to ensure stable cash flows. • Increasing occupancy of portfolio. • Utilizing cash to reinvest in portfolio.

WHLR STOCK HAS IMPROVED YEAR - TO - DATE All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 8 www.whlr.us Delivering Strong Total Shareholder Returns (TSR) of 139.06% When the Company began its transformation, WHLR’s common stock dropped as the Company was reset. As the Company has stabiliz ed, the stock has outperformed the major market indices with a total return of 139% on a year - to - date basis as of November 20, 2019:

WHLR COMPETITIVE ADVANTAGES Real estate operations and asset management expertise leads to consistent cash flows, which provides significant value for WHLR shareholders Strong Corporate Governance with Independent Board Experienced Management Team Stabilized Real Estate Portfolio with Consistent Cash Flows • Strong Independent Leadership • Refreshed Diverse Board • Separate Chairman and CEO Roles • Annual Election of all Directors • 7 of 8 Nominees are Independent • Several decades combined commercial real estate & capital markets experience • Implementing long - term, strategic growth plan: • Decreasing G&A • Decreasing operating expenses • More diversified tenant base • Selling non - core assets • YTD Leasing spread of 3.92% on renewals • Executed >76,974 sf new leases YTD • Executed >556,009 sf renewed leases YTD • Proactively Managed BI - LO Bankruptcy • 30% Decrease in G&A • $30 Million Debt Reduction All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 9 www.whlr.us

WHLR’S HIGHLY QUALIFIED NOMINEES All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 10 www.whlr.us Andrew R. Jones Chairman & Independent Director • CEO of North Star Partners, an alternative investment vehicle • Represents approximately 5.7% of WHLR outstanding common shares through North Star Partners (as of 11/08/2019) • Prior Managing Director at Tweedy Browne, LP, and has served on various boards of directors Stefani D. Carter Independent Director Nominee • Senior Counsel at law firm of Estes Thorne & Carr PLLC, specializing in civil litigation, contracts, and business law • Independent Director at Braemar Hotels & Resorts, Inc. (NYSE: BHR) • Former representative of Texas House District 102 in the Texas House of Representatives (2011 – 2015) Director Since 2018 New Nominee David Kelly President & CEO • 25 years of real estate experience • In - depth knowledge of WHLR real estate portfolio and underwriting • Previous Chief Investment Officer of the Company • Prior to joining WHLR, he was Director of Real Estate for Supervalu Director Since 2011 Deborah Markus Independent Director Nominee • Extensive experience in the real estate and financial services industries • Founder of Columbus Advisors, an investment management consulting firm • Former member of the Real Estate Investment Banking Team at Nationsbanc Montgomery Securities New Nominee

WHLR’S HIGHLY QUALIFIED NOMINEES All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 11 www.whlr.us Dr. Carl B. McGowan, Jr. Independent Director • 30 years extensive financial services expertise • Serves as Faculty Distinguished Professor of Finance at Norfolk State University • Has conducted extensive research in the areas of corporate and international finance, with specific studies related to real estate operations Jeffrey M. Zwerdling Independent Director • Founder and Managing Partner of the law firm Zwerdling , Oppleman & Adams, formed in 1972 • Expertise in corporate law and commercial real estate • Served on the boards of Supertel Hospitality and Capitol Securities Management John McAuliffe Independent Director • 39 years of financial industry experience • Senior Director with Newbridge Securities Corporation, a full - service brokerage and investment banking firm; previously founded his own public company consulting firm • Extensive capital markets experience, including strategic initiatives Director Since 2013 Director Since 2013 Director Since 2015 Clayton (“Chip”) Andrews Independent Director Nominee • 30 years of experience in commercial real estate and capital markets • Managing Member of Old Hill Investment Group, a Connecticut - based commercial real estate private equity firm • Former Managing Director at DLJ Real Estate Capital Partners New Nominee

WHLR PROPOSED BOARD SLATE All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 12 www.whlr.us Proposed WHLR Board REITS/Real Estate Public Company Board Financial/ Accounting Legal Real Estate Operations Investment Management Strategic Planning David Kelly      Carl B McGowan, Jr.    Jeffrey M. Zwerdling      John McAuliffe    Andrew R. Jones (Chairman)      Stefani D. Carter (NEW)     Clayton Andrews (NEW)   Deborah Markus (NEW)      WHLR’s Highly Qualified Nominees Possess the Right Skills and Experience to Continue the Company’s Transformation and Execute Our Long - Term Strategy

STILWELL’S NOMINEES LACK RELEVANT EXPERIENCE All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 13 www.whlr.us Stilwell Nominees REITS/Real Estate Public Company Board Financial/ Accounting Legal Real Estate Operations Investment Management Strategic Planning Joe Stilwell    Paula Poskon    Kerry Campbell    • Neither of Joe Stilwell’s other two nominees have prior public company board experience • None of Joe Stilwell’s nominees have real estate operating experience • None of Joe Stilwell’s nominees have experience that enhances the WHLR Board and nominees • Joe Stilwell’s slate is heavily focused on investment management experience, rather than true operating expertise Stilwell’s Nominees Do Not Enhance the WHLR Board

• Joe Stilwell’s boilerplate plan for WHLR highlights his complete lack of understanding of our business. • Joe Stilwell has no real estate experience. • Joe Stilwell has been investigated and fined by the SEC. – In 2015, the SEC entered an order that found that Joe Stilwell failed to “adequately disclose conflicts of interest presented by inter - fund loans.” – The SEC suspended Mr. Stilwell and imposed a $100,000 civil monetary penalty on him personally, as well as a $250,000 penalty on Stilwell Value, LLC. • Our due diligence on Joe Stilwell uncovered disturbing associations with a reported cult, described in further detail in a New York Post article and our November 15 letter to shareholders. JOE STILWELL IS UNFIT FOR THE WHLR BOARD We Believe Joe Stilwell’s Associations and SEC Sanctions Make Him Unfit for WHLR Board Membership All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 14 www.whlr.us

STILWELL’S TROUBLING BUSINESS PRACTICES INDICATE POOR JUDGMENT All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 15 www.whlr.us On March 16, 2015, the United States Securities and Exchange Commission (SEC) entered an order finding that: • Joe Stilwell and Stilwell Value, LLC willfully violated the Investment Advisers Act of 1940 by failing to “adequately disclose conflicts of interest presented by inter - fund loans made between certain private funds managed by the adviser and principal. • From at least 2003 to 2013, Respondents (Stilwell) directed certain Stilwell Funds to make a series of loans totaling approximately $20 million to other Stilwell Funds to help finance significant aspects of the borrowing Funds’ investment strategies, e.g., to purchase securities and repay margin.” • “Respondents did not adequately disclose to client Funds or to the investors in the Funds the existence and terms of the loans, nor the conflicts of interest arising from such loans”. Among other actions, the SEC: • Suspended Joe Stilwell for a period of 12 months from association with any investment adviser, broker, dealer, or certain regulated organizations; • Imposed a $100,000 civil monetary penalty upon Joe Stilwell; and • Censured Stilwell Value, LLC and imposed a $250,000 civil monetary penalty (as well as the repayment obligation of $239,157 in fees).

STILWELL’S CLAIMS ARE AT ODDS WITH THE FACTS Stilwell’s Claims The Facts • WHLR’s current Board and Management have overseen continued poor performance and significant value destruction • WHLR’s Board has not held management accountable for poor performance and value destruction • The current WHLR Board has: • Terminated former CEO Jon Wheeler; • Overseen a successful leadership transition, with a new CEO, CFO, and COO in 2018; • Reconstituted and promoted ongoing refreshment of the Board; • Suspended an unsustainable dividend to preserve cash flow for the repayment of debt; and • Retained a strategic advisor to source alternatives. Process is ongoing, including signing over 30 NDAs in search for prospective partners. • The implementation of this transformation has already begun to show results. • WHLR has reduced debt by $30 million and reduced G&A expenses by 30%. • Our stabilized real estate portfolio produces consistent and reliable cash flows, and we have proactively replaced leases associated with a bankrupt tenant with higher quality tenants and increased diversity across our portfolio. • Since February 2018, we have listed 6 income - producing properties for sale, sold 5 non - core assets, and are under contract to sell an additional asset. All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 16 www.whlr.us WHLR Is Taking Decisive Actions to Protect and Maximize Shareholder Value

STILWELL’S CLAIMS ARE AT ODDS WITH THE FACTS All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 17 www.whlr.us Notes: Peer group taken from WHLR's Proxy Peers. Peer average includes UBA, NSA, MNR, DEA, BRT, GTY, ADC, WSR, OLP, AHH, UMH, CTRE, FRE VS, and SOHO. Peer compensation represents average for all directors/trustees identified in Director/Trustee Compensation Table in most rec ent proxy statement. Compensation includes fees paid or earned in cash as well as any non - cash awards. Data as of November 20, 2019. $207,954 $174,994 $169,453 $149,167 $137,742 $123,938 $122,500 $109,099 $78,993 $78,839 $76,889 $70,872 $66,113 $63,510 $48,445 $34,867 $0 $50,000 $100,000 $150,000 $200,000 $250,000 GTY DEA AHH NSA OLP BRT CTRE Peer Avg. UMH FREVS WHLR MNR UBA WSR SOHO ADC Average Director Compensation Stilwell’s Claims The Facts • WHLR Board members approved “egregious” increases in director compensation. • WHLR’s director compensation is significantly lower than the peer group average, and below many of its comparably - sized REIT peers.

STILWELL’S CLAIMS ARE AT ODDS WITH THE FACTS Stilwell’s Claims The Facts • Dave Kelly and WHLR are “mudslinging” and “dragging Mr. Stilwell’s name through the mud” during this proxy contest by referencing Joe Stilwell’s reported cult associations and SEC sanctions • WHLR Board determined that this conduct is germane to Joe Stilwell’s ability to effectively exercise his judgment on behalf of WHLR shareholders, and that WHLR shareholders have a right to know the basis for the Board’s decision. • Through the Board’s negotiations with Joe Stilwell this year, we advised him that we would add him as a nominee to the Board slate, subject to a favorable due diligence investigation. • However, our due diligence uncovered troubling associations with a cult and an SEC sanction that we believed calls into question his judgment and ability to effectively represent shareholder interests. • Joe Stilwell’s cult associations are a matter of public record, having been referenced in, supported by, or alluded to in a New York Post article, real estate agreements, and legal complaints. WHLR has taken great care to fact - check these associations before disclosing them publicly. • The New York Post article was published after the reporter spoke with “dozens” of former members of the Sharon Gans Group, who claimed that they “forked over huge sums to [the Group] while being emotionally abused and exploited.” • Open court documents confirm that Joe Stilwell was the cult member referenced in his 2012 legal spat with Charles Ward. • Publicly available real estate agreements confirm that Joe Stilwell was associated with an $8.3 million Plaza Hotel condo purchase for Group leader Sharon Gans . All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 18 www.whlr.us

STILWELL’S CLAIMS ARE AT ODDS WITH THE FACTS Stilwell’s Claims The Facts • WHLR mischaracterized a meeting between representatives of WHLR and Joe Stilwell on October 8, 2019 • Dave Kelly threatened Joe Stilwell and reneged on a verbal agreement • WHLR has engaged extensively with Joe Stilwell over the past two years • During multiple discussions with WHLR, Joe Stilwell did not make a compelling case for joining the Board, nor did he identify any missing skills on the Board. • However, to avoid another costly and distracting proxy contest, we attempted to come to a resolution with him , and as recently as October 2019 we were negotiating a settlement with Joe Stilwell that included appointing him to the WHLR Board. • Any verbal agreement between WHLR and Joe Stilwell was subject to customary due diligence. • Upon completion of due diligence investigation, WHLR felt it necessary to travel to New York to meet with Joe Stilwell at his offices to discuss his candidacy. • At that meeting, we attempted to present him with our findings, explain our position and give him the opportunity to withdraw his proxy campaign. He refused to discuss our concerns. • What Joe Stilwell identified as “threatening” behavior was actually our explanation of the reasoned and careful deliberations the Board made in considering his candidacy and our obligations to inform WHLR shareholders. • The WHLR Board holds our nominees to a high standard, and we believe Joe Stilwell’s reported associations to be of serious concern for anyone wishing to be a representative of WHLR and its shareholders. All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 19 www.whlr.us

STILWELL’S CLAIMS ARE AT ODDS WITH THE FACTS Stilwell’s Claims The Facts • The Sea Turtle Marketplace Project was a “fiasco,” and demonstrate the Board’s inability to provide effective oversight. • No director, with the exception of Jon Wheeler, had any personal interest in the project. • Deal presented to Board had ample opportunities for WHLR fee income generation, including: • Asset Management Fee of 2% of gross income; • Property Management fee of 3% of gross income; • Construction Management fee of 5% of constructions hard costs; • Leasing fees on per deal basis; and • Loan interest of 12% (8% current, 4% deferred). • Anticipated value creation with appraisal for completed project of $34 - 36m. • WHLR stepped into construction management when project was over budget and behind schedule, fired Wheeler Construction, and got project back on budget and timeline. • Lidl pulled out of project for a loss of $2.2m in revenue. • Kitchen and Company (18,000 sf) failed to open; settled in litigation. • Starbucks outparcel burned after an electrical fire. • Upon termination of Jon Wheeler, WHLR removed from project. Project spiraled out of control. • WD - 1, owner of the property, filed Chapter 11 bankruptcy in May 2019. • WHLR continues to protect our rights under the bankruptcy process. All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 20 www.whlr.us

STILWELL’S “PLAN” DEMONSTRATES A LACK OF UNDERSTANDING OF WHLR All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 21 www.whlr.us Category Stilwell’s “Plan” WHLR’s Comments Capital Structure • Sell WHLR’s largest shopping center, JANAF • Sell the “pads” • Monetize more non - core assets (such as the WHLR HQ and the restaurant - focused Columbia Fire Station) • Wrong time to sell JANAF. Significant value appreciation by 2023. • Very few “pads” available to sell within portfolio. • Will continue to strategically sell assets, but we believe selling for the sake of selling produces poor results. Operations • Outsource property operations to a third - party operator • Reduce discretionary expenses • Have confirmed WHLR internal management is more cost effective than third party sourcing. • Have reduced G&A by approximately $4 million annually. Continue to work to find ways to do more with less. Capital Allocation • Make the retirement of Series D shares a top priority • Capitalizing on discount of current trading price of preferred stock to face value is a top priority. • Execution of this step has been delayed by the proxy contest. Corporate Governance • Reduce all director compensation • Replace the longest - tenured directors (>5 years) • Restore regular conference calls • WHLR director compensation is well below the peer average. • WHLR is bringing aboard 3 new nominees in 2019, with 1 new director having been added in 2018. • Earnings calls were historically poorly attended with no investor questions, therefore we do not believe they provided a benefit to shareholders. All earnings information is distributed in writing.

CONCLUSION All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 22 www.whlr.us Shareholders Should Support WHLR’s Refreshed Board and Its Plan to Protect and Enhance Shareholder Value WHLR’s Board and management team are proactively taking actions designed to protect and unlock value through a thoughtful strategy that is showing results Prior to last year’s annual shareholders’ meeting, the WHLR Board dismissed the former CEO and appointed a new management tea m to begin our transformation. Since then, WHLR has reduced debt by 30%, reduced corporate G&A by 30%, and delivered YTD TSR of 139%. WHLR has an engaged, refreshed and accountable Board aligned with shareholder interests Four of WHLR’s eight nominees are new since 2018, with three new nominees in 2019. WHLR’s nominees collectively have decades of real estate operating experience. WHLR has engaged constructively with Stilwell to resolve the dispute, but believes he is unfit for this Board WHLR has attempted to come to a peaceful resolution with Joe Stilwell even after prevailing in last year’s proxy contest, but ou r due diligence uncovered troubling associations that we believe render him unfit for the WHLR board. Adding Joe Stilwell to the board is not in the best interest of WHLR and its shareholders Joe Stilwell’s troubling associations and sanctions from the SEC raise serious concerns regarding his judgment. Joe Stilwell lacks relevant real estate experience, and lacks an informed plan for WHLR. Joe Stilwell’s nominees do not add any relevant expertise to the Board Joe Stilwell’s other two nominees lack public company board experience, and their experience with investment management and finance is already well - represented among WHLR’s nominees. x x x

VOTE WITH WHLR FOR AGAINST • WHLR is continuing to implement a long - term strategic plan that seeks to maximize shareholder value • We believe Joe Stilwell is unfit to serve on the WHLR Board due to his associations and questionable business practices • Independent Board has diverse skill sets, as well as extensive public company, commercial real estate and capital markets experience • Joe Stilwell’s real estate strategy is comprised of a boilerplate “sell assets” message that is not well thought out or feasible • Executive management team is fully engaged in creating shareholder value • Joe Stilwell has been fined and suspended by the SEC for violations of the Investment Advisers Act of 1940 • Operators know WHLR’s real estate portfolio and know how to derive value through their network and operating expertise • Stilwell Group’s nominees do not offer any additional skill sets to the WHLR board, and their nominees have never operated a publicly traded real estate company All data and pro forma calculations based on September 30, 2019 financial results unless otherwise stated. PAGE 23 www.whlr.us

INVESTOR CONTACT Mary Jensen mjensen@whlr.us 757.627.9088 Thank You NASDAQ:WHLR www.whlr.us